                                                                    EXHIBIT 99.5

                  AMENDED AND RESTATED BUSINESS LOAN AGREEMENT

         THIS AMENDED AND RESTATED AGREEMENT is made on January 3, 2005, by and between TechTeam Global, Inc. ("Borrower"), a corporation organized under the laws of the State of Delaware, whose chief executive office or residence is located at 27334 West Eleven Mile Road, Southfield, Michigan 48034, and Standard Federal Bank N.A., a national banking association ("Standard Federal"), whose address is 2600 West Big Beaver Road, Troy, Michigan 48084.

         Recitals:

         A. The Borrower and Standard Federal entered into a Business Loan Agreement dated September 7, 2004 ("Existing Agreement").

         B. The Borrower and Standard Federal desire to amend and restate the Existing Agreement.

         In consideration of the mutual agreements hereinafter set forth, the Borrower and Standard Federal hereby agree that the Existing Agreement is amended and restated to read as follows:

         SECTION 1 LOANS AND FINANCIAL ACCOMMODATIONS. Standard Federal has made or shall make in reliance hereon commercial loan(s) to the Borrower in accordance with Standard Federal's application and underwriting procedures, including the loans referred to below, if any. All such loans are herein referred to as the "Loan" or "Loans." Borrower acknowledges and agrees that in making, extending or renewing the Loans, Standard Federal is relying on the representations, covenants and agreements of the Borrower contained in this Loan Agreement and all such Loans shall be subject to the terms and provisions hereof.

         1.1 LINE OF CREDIT. Standard Federal hereby extends to the Borrower a revolving line of credit (the "Line of Credit") which shall not exceed at any one time outstanding the principal amount of Five Million Dollars ($5,000,000) (the "Credit Limit") on the following terms and conditions.

                  1.1.1 Advances under the Line of Credit shall be used for working capital purposes. Standard Federal shall make advances and issue Letters of Credit (as defined herein) under the Line of Credit up to a total amount equal to the lesser of (i) the Borrowing Base and (ii) the Credit Limit. The Borrowing Base shall be an amount equal to one hundred percent (100%) of the balance of the Borrower's demand deposit account no. 5401122394 maintained with Standard Federal ("Cash Collateral Account"). The Cash Collateral Account shall be a non-interest bearing, non-operational account which earns no credit allowances and which is subject to an electronic hold. If at any time the aggregate amount of the advances under the Line of Credit and the outstanding amount of Letters of Credit exceeds the balance of the Cash Collateral Account, then

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the Borrower shall immediately prepay the advances in an amount equal to such excess and/or provide additional cash collateral to Standard Federal in an amount equal to such excess.

            1.1.2 The Line of Credit herein extended shall be subject to the terms and conditions of a Promissory Note (Line of Credit) of even date herewith and all renewals and amendments thereof (the "Line of Credit Note"). The Line of Credit shall be payable and shall bear interest as set forth in the Line of Credit Note. This Loan Agreement and the Line of Credit Note are of equal materiality and shall each be construed in such manner as to give full force and effect to all provisions of both documents.

      1.2 LETTERS OF CREDIT. Standard Federal shall, from time to time, issue letters of credit on behalf of Borrower ("Letters of Credit"), under which the total amount available for draw at any one time shall not exceed Five Million Dollars ($5,000,000), in accordance with the following procedures:

            1.2.1 Each Letter of Credit request will be made by the Borrower signing and submitting to Standard Federal an application and reimbursement agreement ("Application") for each Letter of Credit requested on forms supplied by Standard Federal. Such applications shall contain such beneficiary designations and draft instructions as Borrower specifies and as are customary in Borrower's business and acceptable to Standard Federal.

            1.2.2 Borrower agrees that the amounts available for draw on the Line of Credit shall be reduced by the total amount available for draw from time to time under open and outstanding Letters of Credit. In no event shall the total of the principal balance outstanding under the Line of Credit and amounts available for draw under open and outstanding Letters of Credit at any time exceed the lesser of (i) the Credit Limit and (ii) the Borrowing Base.

            1.2.3 Borrower acknowledges and agrees that each Letter of Credit issued by Standard Federal for the account of Borrower will be subject to all terms and conditions set forth in the Application, including, without limitation, the grant to Standard Federal of a security interest in such collateral as is identified in the Application, if any.

            1.2.4 Borrower shall pay Standard Federal, for each Letter of Credit issued for the account of Borrower, all fees, charges, and expenses specified in Standard Federal's fee schedule then in effect, including, without limitation, issuance fees, payment fees, amendment fees, non-utilization fees, communication and delivery expenses, and any and all costs and expenses, including reasonable attorney fees, incurred by Standard Federal in defending any suit or claim brought against Standard Federal by any Letter of Credit beneficiary. In addition, the Borrower shall pay to Standard an annual letter of credit commission for each Letter of Credit equal to the greater of (i) $1,200 and (ii) one half of one percent (1/2%) per annum of the Letter of Credit amount.

            1.2.5 Any Letter of Credit issued by Standard Federal shall have an expiry date which is not more than twelve (12) months after the issue date and does not extend beyond the maturity date of the Line of Credit.

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            1.2.6 For each Letter of Credit draft received and paid by Standard
Federal, Borrower's obligation to immediately put Standard Federal in good funds shall be funded by an advance under the Line of Credit to the extent the outstanding principal balance of the Line of Credit and other open and outstanding Letters of Credit, after giving effect to such advance, do not exceed the credit limit applicable to the Line of Credit. Borrower hereby duly appoints Standard Federal as its attorney-in-fact for the purpose of effecting such advances. Any advances effected on the Line of Credit in accordance with this paragraph will thereupon constitute advances made in accordance with and subject to the provisions of the Line of Credit Note and shall be secured by any collateral standing as security for the Line of Credit Note. Borrower shall immediately pay Standard Federal the entire amount by which any Letter of Credit draft paid by Standard Federal would cause the outstanding principal balance of the Line of Credit and other open and outstanding Letters of Credit to exceed the credit limit applicable to the Line of Credit.

      1.3 TERM LOAN. Standard Federal agrees to make a term loan ("Term Loan") to the Borrower on or before January 3, 2005 in an amount up to Fifteen Million Dollars ($15,000,0000). The Term Loan shall be subject to the terms and conditions of a Promissory Note-Term Loan to be executed at the time the Term Loan is funded ("Term Note"). This Loan Agreement and the Term Note are of equal materiality and shall each be construed in such a manner as to give full force and effect to the provisions of both documents. The amount of the Term Loan shall not exceed an amount equal to one hundred percent (100%) of the balance of the Cash Collateral Account less the aggregate amount of advances and Letters of Credit outstanding under the Line of Credit. If at any time this limit is exceeded, the Borrower shall immediately prepay the Term Loan in an amount equal to such excess and/or provide additional cash collateral to Standard Federal in an amount equal to such excess. No readvances of the Term Loan shall be made by Standard Federal.

      SECTION 2 REPRESENTATIONS AND WARRANTIES. The Borrower represents and warrants to Standard Federal that as of the date of acceptance of this Loan Agreement, as of the time any advance is to be made hereunder and, unless expressly provided otherwise herein or agreed to by a writing signed by Standard Federal, at all times any amounts are outstanding hereunder:

      2.1 EXISTENCE AND AUTHORITY. The Borrower is duly organized, validly existing and in good standing (if a business entity). The Borrower has the legal power and authority and is duly authorized to: (a) execute and perform this Loan Agreement and the other loan documents executed in conjunction with the Loans (the "Loan Documents") and such documents constitute the Borrower's valid and binding legal obligation enforceable in accordance with their terms, (b) to borrow money in accordance with the terms of this Loan Agreement, (c) to grant to Standard Federal mortgages and security interests as provided in the documents, if any, executed in conjunction with the Loans, and (d) to do any and all other things required of it hereunder. The Borrower has the legal power and authority to own its properties and assets and to carry out its business as now being conducted and is qualified to do business in the State of Michigan and in every jurisdiction where the nature of its business or the property owned or operated by it makes such qualification necessary;

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      2.2 LITIGATION. There is not pending or, to the best of the knowledge of the Borrower, threatened, any litigation, proceeding or governmental investigation which could materially and adversely affect the business of the Borrower or its ability to perform its covenants hereunder.

      2.3 TITLE AND ENCUMBRANCES. Borrower has good and marketable title to its properties given as security for the Loans, subject only to liens in favor of, or approved in writing by, Standard Federal, liens for taxes not delinquent or being contested in good faith and liens created in connection with worker's disability compensation, unemployment insurance and social security, or to secure the performance of bids, tenders or contracts, leases, statutory obligations, surety and appeal bonds, and other obligations of like nature made in the ordinary course of business.

      2.4 FINANCIAL INFORMATION. All financial data and information which has been or shall hereafter be furnished to Standard Federal for the purposes of, or in connection with, the Loans has been and/or shall be prepared in accordance with generally accepted accounting principles consistently applied, and does or will fairly present the financial condition of the Borrower as of the dates, and the results of its operations for the periods, for which the same is furnished to Standard Federal and there has been no material adverse change in the condition (financial or otherwise) of the Borrower since such dates.

      2.5 OTHER DEFAULTS. The Borrower is not in default in the repayment of any indebtedness for money borrowed by it nor has there occurred any event which, with or without notice or the passage of time or both, would constitute a default by the Borrower under any agreement or instrument pertaining to any indebtedness for money borrowed by it.

      2.6 REPORTS AND RETURNS. Borrower has filed all reports and tax returns required by governmental authority to be filed by it prior to the date hereof, except for its tax returns for 2003 which are not currently due, and Borrower has received no notice that such reports or returns have been rejected, declared insufficient, or otherwise challenged by such governmental authority, except for an audit by the Internal Revenue Service of the Company's 2001 Federal Income Tax Return.

      2.7 EMPLOYEE BENEFIT PLANS. Borrower has not incurred any material accumulated funding deficiency within the meaning of Employee Retirement Income Security Act of 1974, as amended, and any successor act ("ERISA"), and has not incurred any material liability to the Pension Benefit Guaranty Corporation ("PBGC") or any entity succeeding to the powers and functions of the PBGC in connection with any employee benefit plan established or maintained by Borrower, and no reportable event or prohibited transaction, as defined in ERISA, has occurred with respect to such plan(s).

      SECTION 3 AFFIRMATIVE COVENANTS. From the date hereof until all amounts owing under the Loans are paid in full and all obligations under the Loans are fully paid, performed and satisfied, Borrower covenants and agrees it will:

      3.1 GENERAL COVENANTS: Comply with the following general covenants:

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            3.1.1 TAXES. Pay when due all taxes, assessments, fees and similar charges lawfully assessed upon Borrower and/or its property, except to the extent being contested in good faith.

            3.1.2 EXISTENCE. Preserve its existence in good standing and continue to conduct and operate its business substantially as presently conducted in accordance with all applicable laws and regulations.

            3.1.3 INDEBTEDNESS. Pay its indebtedness and obligations when due under normal terms.

            3.1.4 NOTICES OF ADVERSE EVENTS. Promptly inform Standard Federal of the occurrence of any Event of Default or of any event (including without limitation any pending or threatened litigation or other proceedings before any governmental body or agency) which could have a material adverse effect upon the Borrower's business, properties, financial condition or ability to comply with its obligations under the Loans.

            3.1.5 BOOKS AND RECORDS. Maintain proper books of record and account.

            3.1.6 GENERAL COMPLIANCE WITH LAW. At all times operate Borrower's business in strict compliance with all applicable Federal, State, and local laws, ordinances and regulations, including, without limitation, the Americans with Disabilities Act of 1990, and Borrower shall refrain from and take reasonable steps to prevent Borrower's partners, owners, directors, officers, employees and agents from engaging in any civil or criminal activity proscribed by law. In addition, and without limiting the foregoing sentence, the Borrower shall (a) ensure that no person who owns a controlling interest in or otherwise controls the Borrower is or shall be listed on the Specially Designated Nationals and Blocked Person List or other similar lists maintained by the Office of Foreign Assets Control ("OFAC"), the Department of the Treasury or included in any Executive Orders, (b) not use or permit the use of the proceeds of the Loans to violate any of the foreign asset control regulations of OFAC or any enabling statute or Executive Order relating thereto, and (c) comply with all applicable Bank Secrecy Act laws and regulations, as amended.

      3.2 OTHER INFORMATION. Furnish to Standard Federal such information and books and records as Standard Federal may reasonably request.

                  3.2.1 MANAGEMENT FINANCIAL STATEMENTS. Furnish to Standard Federal, within forty five (45) days after the close of each fiscal quarter of its fiscal years, a copy of the financial statements of the Borrower, including a balance sheet, statement of income and retained earnings, statement of cash flows for the fiscal period then ended and such other information (including nonfinancial information) as Standard Federal may request, in reasonable detail, prepared and certified as accurate by Borrower or its authorized representative.

                  3.2.2 CPA FINANCIAL STATEMENTS. Furnish to Standard Federal, within one hundred twenty (120) days after the close of each of its fiscal years, a copy of the

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      financial statements of the Borrower, including a balance sheet, statement of income and retained earnings, statement of cash flows for the fiscal period then ended and such other information (including nonfinancial information) as Standard Federal may request, in reasonable detail, prepared and certified by an independent certified public accountant acceptable to Standard Federal, containing an unqualified opinion.

      SECTION 4 NEGATIVE COVENANTS. From the date hereof until all amounts owing under the Loans are paid in full and all obligations under the Loans are fully paid, performed and satisfied, Borrower covenants and agrees that it will not, without the prior written approval of Standard Federal:

      4.1 CHANGE OF LEGAL STATUS. Change its name, its organizational identification number, if it has one, its type of organization, its jurisdiction of organization or other legal structure.

      4.2 NO PURPOSE CREDIT. Use nor allow any affiliate of the Borrower to use any portion of the proceeds of the Loans, nor have any letter of credit issued by Standard Federal, either directly or indirectly, for the purpose of purchasing any securities underwritten by ABN AMRO Incorporated, an affiliate of Standard Federal.

      4.3 TRANSFER; MERGER. Enter into any merger in which the Borrower is not the surviving entity or sell or transfer all or substantially all of its properties or assets.

      SECTION 5 [INTENTIONALLY LEFT BLANK].

      SECTION 6 EVENTS OF DEFAULT. The Borrower, without notice or demand of any kind, shall be in default under this Loan Agreement upon the occurrence of any of the following events (each an "Event of Default"):

      6.1 NONPAYMENT OF OBLIGATIONS. Any amount due and owing on the Loans or any fees due Standard Federal hereunder, any expenses incurred by Standard Federal hereunder or any and all other liabilities and obligations of the Borrower to Standard Federal, howsoever created, arising or evidenced, and howsoever owned, held or acquired, whether now or hereafter existing, whether now due or to become due, direct or indirect, absolute or contingent, and whether several, joint or joint and several, whether by its terms or as otherwise provided herein, is not paid when due.

      6.2 MISREPRESENTATION. Any oral or written warranty, representation, certificate or statement in this Loan Agreement, the Loan Documents or any other agreement with Standard Federal or otherwise made by or for the Borrower shall be false when made or at any time, or if any financial data or any other information now or hereafter furnished to Standard Federal by or on behalf of any Obligor shall prove to be false, inaccurate or misleading in any material respect.

      6.3 NONPERFORMANCE. Any failure to perform or default in the performance of any covenant, condition or agreement contained in this Loan Agreement, or in the Loan Documents or any other agreement with Standard Federal.

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      6.4 DEFAULT UNDER LOAN DOCUMENTS. Any default under any of the other Loan
Documents, all of which covenants, conditions and agreements contained therein are hereby incorporated in this Loan Agreement by express reference.

      6.5 DEFAULT UNDER OTHER AGREEMENTS. Any default in the payment of principal, interest or any other sum for any other obligation of the Borrower for borrowed money in an amount in excess of $100,000 beyond any period of grace provided with respect thereto or in the performance of any other term, condition or covenant contained in any agreement (including, but not limited to any capital or operating lease or any agreement in connection with the deferred purchase price of property) under which any such obligation is created, the effect of which default is to cause the holder of such obligation (or the other party to such other agreement) to cause such obligation to become due prior to its stated maturity or terminate such other agreement.

      6.6 ASSIGNMENT FOR CREDITORS. The Borrower makes an assignment for the benefit of creditors, fails to pay, or admits in writing its inability to pay its debts as they mature; or if a trustee of any substantial part of the assets of the Borrower is applied for or appointed, and in the case of such trustee being appointed in a proceeding brought against the Borrower, the Borrower, by any action or failure to act indicates its approval of, consent to, or acquiescence in such appointment and such appointment is not vacated, stayed on appeal or otherwise shall not have ceased to continue in effect within thirty
(30) days after the date of such appointment.

      6.7 BANKRUPTCY. Any proceeding involving the Borrower, is commenced by or against the Borrower under any bankruptcy, reorganization, arrangement, insolvency, readjustment of debt, dissolution or liquidation law or statute of the federal government or any state government, and in the case of any such proceeding being instituted against the Borrower, (i) the Borrower, by any action or failure to act indicates its approval of, consent to or acquiescence therein, or (ii) an order shall be entered approving the petition in such proceedings and such order is not vacated, stayed on appeal or otherwise shall not have ceased to continue in effect within thirty (30) days after the entry thereof.

      6.8 JUDGMENTS. The entry of any judgment, decree, levy, attachment, garnishment or other process, or the filing of any judgment lien against the Borrower which is not fully covered by insurance, and such judgment or other process shall not have been, within thirty (30) days from the entry thereof, (i) bonded over to the satisfaction of Standard Federal and appealed, (ii) vacated, or (iii) discharged.

      6.9 CHANGE OF CONTROL. If (A) any one person or group of persons acting in concert shall acquire or control, directly or indirectly, whether by ownership, proxy, voting trust or otherwise, thirty percent (30%) or more of the voting power of the issued and outstanding stock of the Borrower, other than any person or group of persons beneficially owning, directly or indirectly, as of the date hereof capital stock of the Borrower with thirty percent (30%) or more of such voting power; or (B) individuals who constitute the Continuing Directors cease for any reason to constitute at least a majority of the Borrower's directors (for purposes of this Section 6.9, "Continuing Director" means any director who is currently a director and any director who is nominated or elected by a majority of Continuing Directors who are then directors).

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      6.10 COLLATERAL IMPAIRMENT. The entry of any judgment, decree, levy, attachment, garnishment or other process, or the filing of any lien against, any collateral securing any of the Loans and such judgment or other process shall not have been, within thirty (30) days from the entry thereof, (i) bonded over to the satisfaction of Standard Federal and appealed, (ii) vacated, or (iii) discharged, or the loss, theft, destruction, seizure or forfeiture, or the occurrence of any material deterioration or impairment of any of any collateral securing any of the Loans any material decline or depreciation in the value or market price thereof (whether actual or reasonably anticipated), which causes any collateral securing any of the Loans, in the sole opinion of Standard Federal acting in good faith, to become unsatisfactory as to value or character, or which causes Standard Federal to reasonably believe that it is insecure and that the likelihood for repayment of the Loans is or will soon be impaired, time being of the essence. The cause of such deterioration, impairment, decline or depreciation shall include, but is not limited to, the failure by the Borrower to do any act deemed reasonably necessary by Standard Federal to preserve and maintain the value and collectability of any collateral securing any of the Loans.

      SECTION 7 REMEDIES UPON EVENT OF DEFAULT. Upon the occurrence of any Event of Default described above, Standard Federal's commitment to lend under any of the Loans, if any, shall terminate and Standard Federal may, without notice, declare the entire unpaid and outstanding principal balance of the Loans, or any of them, and all accrued interest, together with all other indebtedness of Borrower to Standard Federal, to be due and payable in full forthwith, without presentment, demand or notice of any kind, all of which are hereby expressly waived by Borrower, and thereupon Standard Federal shall have and may exercise any one or more of the rights and remedies provided herein or in any promissory note evidencing any Loan or in any mortgage, guaranty, security agreement or other document relating thereto or granted secured parties under the Michigan Uniform Commercial Code, including the right to take possession of and dispose of any collateral, or otherwise provided by applicable law, and to offset against the Loans any amount owing by Standard Federal to the Borrower.

      SECTION 8 CROSS-COLLATERALIZATION/CROSS-DEFAULT. Borrower agrees that any and all collateral securing the Loan shall be collateral for and shall secure all other indebtedness of Borrower to Standard Federal, whether or not such indebtedness is related by class or kind to the Loans and whether or not contemplated by the parties at the time of executing each evidence of indebtedness. Any Borrower default under the terms of any indebtedness to Standard Federal shall also constitute an Event of Default under this Loan Agreement and any Event of Default under this Loan Agreement shall be a default under any and all indebtedness of Borrower to Standard Federal.

      SECTION 9 MISCELLANEOUS.

      9.1 No default shall be waived by Standard Federal except in writing and a waiver of any default shall not be a waiver of any other default or of the same default on a future occasion. No single or partial exercise of any right, power or privilege hereunder, or any delay in the exercise hereof, shall preclude other or further exercise of the rights of the parties to this Loan Agreement. No forbearance on the part of Standard Federal in enforcing any of its rights under this Loan Agreement, nor any renewal, extension or rearrangement of any payment or covenant

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to be made or performed by the Borrower hereunder shall constitute a waiver of any of the terms of this Loan Agreement or of any such right.

      9.2 This Loan Agreement shall be construed in accordance with the law of the State of Michigan. All covenants, agreements, representations and warranties made in connection with this Loan Agreement and any document contemplated hereby shall survive the borrowing hereunder and shall be deemed to have been relied upon by Standard Federal. All statements contained in any certificate or other document delivered to Standard Federal at any time by or on behalf of the Borrower pursuant hereto shall constitute representations and warranties by the Borrower.

      9.3 The Borrower agrees that it will pay all costs and expenses in connection with enforcing Standard Federal's rights hereunder, including without limitation any and all reasonable fees and disbursements of legal counsel to Standard Federal. This Loan Agreement shall inure to the benefit of and shall be binding upon the parties hereto and their respective heirs, personal representatives, successors and assigns; provided, however, that the Borrower shall not assign or transfer its rights or obligations hereunder without the prior written consent of Standard Federal.

      9.4 If any provision of this Loan Agreement shall be held or deemed to be or shall, in fact, be inoperative or unenforceable as applied in any particular case in any or all jurisdictions, or in all cases because it conflicts with any other provision or provisions hereof or any constitution or statute or rule of public policy, or for any other reason, such circumstances shall not have the effect of rendering the provision in question inoperative or unenforceable in any other case or circumstance, or of rendering any other provision or provisions herein contained invalid, inoperative, or unenforceable to any extent whatever.

      9.5 Release of Claims Against Bank. In consideration of the Bank making the Loans described in this Loan Agreement, the Borrower and all other Obligors do each hereby release and discharge Bank of and from any and all claims, harm, injury, and damage of any and every kind, known or unknown, legal or equitable, which any Obligor may have against the Bank from the date of their respective first contact with Bank until the date of this Loan Agreement including, but not limited to, any claim arising from any reports (environmental reports, surveys, appraisals, etc.) prepared by any parties hired or recommended by Bank. Borrower and all other Obligors confirm to Bank that they have reviewed the effect of this release with competent legal counsel of their choice, or have been afforded the opportunity to do so, prior to execution of this Loan Agreement and the Loan Documents and do each acknowledge and agree that Bank is relying upon this release in extending the Loans to Borrower.

      9.6 Waiver of Jury Trial. BORROWER ACKNOWLEDGES THAT THE RIGHT TO TRIAL BY JURY IS A CONSTITUTIONAL ONE, BUT THAT IT MAY BE WAIVED. BORROWER, AFTER CONSULTING (OR HAVING HAD THE OPPORTUNITY TO CONSULT) WITH COUNSEL OF ITS CHOICE, KNOWINGLY AND VOLUNTARILY AND FOR ITS BENEFIT WAIVES ANY RIGHT TO A TRIAL BY JURY WITH RESPECT TO ANY CLAIM, DISPUTE, CONFLICT, OR CONTENTION, IF ANY, AS MAY ARISE UNDER THIS LOAN AGREEMENT OR THE LOANS, AND AGREES THAT ANY LITIGATION BETWEEN THE PARTIES CONCERNING THIS LOAN AGREEMENT OR

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THE LOANS SHALL BE HEARD BY A COURT OF COMPETENT JURISDICTION SITTING WITHOUT A
JURY.

      9.7 Customer Identification - USA Patriot Act Notice. The Bank hereby notifies the Borrower that pursuant to the requirements of the USA PATRIOT Act (Title III of Pub. L. 107-56, signed into law October 26, 2001) (the "Act"), and the Bank's policies and practices, the Bank is required to obtain, verify and record certain information and documentation that identifies the Borrower, which information includes the name and address of the Borrower and such other information that will allow the Bank to identify the Borrower in accordance with the Act.

      IN WITNESS WHEREOF, this Loan Agreement was executed and delivered by the undersigned on the date stated in the first paragraph above.

Witnesses:                             BORROWER:

                                       TECHTEAM GLOBAL, INC.

/s/ Cynthia Del Papa                   By: /s/ David W. Morgan
--------------------                       ------------------------------------

                                       Its: Vice President, Treasurer and Chief
                                            Financial Officer

                                       STANDARD FEDERAL BANK N.A., A NATIONAL
                                       BANKING ASSOCIATION

                                       By: /s/ Greg Eichbrecht
                                           ------------------------------------

                                       Its: Officer

SFBNA Form Rev No. 1 (10/01)
(C) 2001 Standard Federal Bank N.A.

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